SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                     __________________________________

                                  FORK 8-K
                               CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 29, 1998


                     CHESAPEAKE UTILITIES CORPORATION
       -------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


            Delaware            001-11590            51-0064146
       -------------------------------------------------------------
       (State of other         (Commission        (I.R.S. Employer
       jurisdiction of	        File Number)      Identification No.)
       incorporation)


          909 Silver Lake Boulevard, Dover, Delaware       19904
       -------------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)


                             (302) 734-6799
       -------------------------------------------------------------
           (Registrant's telephone number, including area code)


       -------------------------------------------------------------
           (Former name, former address and former fiscal year,
                      if changed since last report.)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 29, 1998 Chesapeake Utilities Corporation, a Delaware corporation ("Chesapeake"), acquired all of the outstanding stock of Xeron, Inc., a privately held natural gas liquids trading company headquartered in Houston, Texas (the "Acquisition"). In connection with the Acquisition, Chesapeake issued 475,000 shares of its common stock to the former owners of Xeron, J. Phillip Keeter, Earnest A. Allen, Jr. and Patrick E. Armand (the "Former Owners"). The Acquisition was effected pursuant to an Agreement and Plan of Merger dated April 28, 1998, under which Xeron became a wholly owned subsidiary of Chesapeake. The Acquisition will be accounted for as a pooling of interests transaction.

Xeron markets natural gas liquids to a number of major and large independent oil and petrochemical companies, wholesale natural gas liquids resellers and southeastern retail propane companies. Xeron's primary focus is the Mont Belvieu and Dixie Pipeline markets, although Xeron has traded in other markets on a limited basis.

Carl E. Mendenhall, President of Xeron, will continue to oversee all daily operations and the management of Xeron's staff. Patrick
E. Armand will continue as Chief Financial Officer of Xeron, while J. Phillip Keeter and Earnest A. Allen, Jr. will continue as advisors.

The purchase price for the Acquisition was determined through arm's length negotiations among Chesapeake, Xeron and the Former Owners. The Chesapeake common stock issued in connection with the Acquisition is restricted stock issued in a private placement. Chesapeake has agreed to register the stock with the Securities and Exchange Commission for resale, subject to certain restrictions on transfer.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a. & b. The business combination does not meet the criteria for significance as defined in (S)210.3-05 or (S)210.11-01;
        therefore, no financial statements or pro forma financial data are filed as part of this report.

c. The Agreement and Plan of Merger dated as of April 28, 1998, among Chesapeake Utilities Corporation, CPK Sub-C, Inc., Xeron, Inc., J. Phillip Keeter, Earnest A. Allen, Jr. and Patrick E. Armand was filed as Exhibit I of Chesapeake Utilities Corporation Form 8-K dated April 29, 1998 and is hereby incorporated by reference.




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


CHESAPEAKE UTILITIES CORPORATION



By:  /s/ MICHAEL P. MCMASTERS
     -----------------------------
     Michael P. McMasters
     Vice President, Treasurer and
     Chief Financial Officer


Dated: June 11, 1998